SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

Date of Report :  November 17, 1997
(Date of earliest event reported)


                     Norwest Auto Receivables Corporation,
                           Norwest Auto Trust 1996-A
             (Exact name of registrant as specified in its charter)

Delaware                        333-07981              51-0378359
(State or other                 (Commission            (I.R.S. Employer
jurisdiction of incorporation)  File Number)           Identification No.)



c/o Norwest Bank Minnesota, N.A.
7485 New Horizon Way
Frederick, Maryland                                                   21703
(Address of principal executive offices)                         (Zip Code)


(301) 696-7900
Registrant's Full Telephone Number



ITEM 5.  Other Events

On November 17, 1997   a  distribution  was  made  to  holders  of  Norwest Auto
Receivables Corporation, Norwest Auto Trust 1996-A

ITEM 7.  Financial Statements and Exhibits

     (c) Exhibits

     Item 601(a) of
     Regulation S-K
     Exhibit Number                       Description


     EX-99.1 Monthly report distributed to holders of Norwest Auto Trust 1996-A, relating to the November 17, 1997 distribution

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     Norwest Auto Receivables Corporation,
                           Norwest Auto Trust 1996-A


                       By:  Norwest Auto Receivables Corporation
                            Registrant
                   Signed:  /s/ Jerome W. Fons, III
                     Name:  Jerome W. Fons, III
                    Title:  Vice President
                     Date:  November 17, 1997

                                 INDEX TO EXHIBITS



Exhibit Number                       Description

EX-99.1 Monthly report distributed to holders of Norwest Auto Trust 1996-A relating to the November 17, 1997, distribution

EX-99.2      Monthly  distributions   statement  to  holders  of  Norwest   Auto
             Trust 1996-A relating to the November 17, 1997, distribution

EX-99.3      Monthly  payment  per  security  denomination  report to holders of
             Norwest  Auto  Trust   1996-A   relating to the November 17,  1997,
             distribution